UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 5, 2009

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 8.01  Other Events

On August 5, 2009, Southern Missouri Bancorp, Inc. (the "Company"), the parent corporation of Southern Bank, issued a press release announcing that the Board of Directors, on July 21, 2009, declared a cash dividend of $.12 per share, payable on August 31, 2009, to shareholders of record at the close of business on August 14, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

99.1	Press release dated August 5, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: August 6, 2009	By: /s/ Greg A. Steffens Greg A. Steffens President

EXHIBIT INDEX

Exhibit No.                                            Description

99.1	Press Release dated August 5, 2009